SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                              ------------------
                           SCHEDULE 14A INFORMATION
                              ------------------

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[X]     Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                   THE SINGING MACHINE COMPANY, INC.
            (Name of Registrant as Specified In Its Charter)

                   THE SINGING MACHINE COMPANY, INC.
               (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
        0-11.

     (1)     Title of each class of securities to which transaction applies:
             Common Stock
     (2)     Aggregate number of securities to which transaction applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     (4)     Proposed maximum aggregate value of transaction:
     (5)     Total fee paid:

[ ]     Fee paid previously with preliminary materials.

[ ]     Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
     (2) Form, Schedule or Registration Statement No.:
     (3) Filing Party:
     (4) Date Filed:

                     The Singing Machine Company, Inc.
                           3101 N.W. 25th Avenue
                        Pompano Beach, Florida 33069


                                             January 14, 1999

Dear Shareholder:

     You are cordially invited to attend the Annual Meeting of the Shareholders of The Singing Machine Company, Inc.

     As shown in the formal notice enclosed, the meeting will be held on March 18, 1999 at 10:00 a.m. in the Marriot Hotel located at Crocker Center, 5150 Town Center Circle, Boca Raton, Florida. At the meeting, in addition to acting on the matters described in the Proxy Statement, we will give a current report on the activities of the Company.

     The subjects proposed for action at the meeting are the election of directors, to approve The Singing Machine Company, Inc. Employee Stock Option Plan, the amendment of the Company's Articles of Incorporation to increase the number of authorized shares, the approval of the Company's independent certified public accountants, and the conduct of such other business as may properly come before the meeting.

     It is important that your shares be represented at this meeting in order that the presence of a quorum may be assured. Whether or not you plan to attend the meeting and regardless of the number of shares you own, please mark, sign and mail the enclosed proxy in the envelope provided.

                                   Sincerely,


                                   By:__________________________
                                      Edward Steele
                                      President and Chief
                                      Executive Officer

                               PROXY STATEMENT

                       The Singing Machine Company, Inc.
                             3101 N.W. 25th Avenue
                          Pompano Beach, Florida 33069

             NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD
                                March 18, 1999

      NOTICE IS HEREBY given that the 1998 Annual Meeting of Shareholders (the "Annual Meeting") of The Singing Machine Company, Inc., a Florida corporation (the "Company"), will be held at the Marriott Hotel which is located at Crocker Center, 5150 Town Center Circle, Boca Raton, Florida, on March 18, 1999 at 10:00 a.m., local time, for the purpose of considering and acting upon the following matters:

     (1) To elect directors to serve until the next Annual Meeting of Shareholders and until their successors shall be elected and qualified;

     (2) To ratify the issuance of stock options pursuant to The Singing Machine Company, Inc. Employee Stock Option Plan;

     (3) To consider and act upon a proposal to amend the Company's Articles of Incorporation to increase the number of authorized shares of Common Stock from 10,000,000 to 75,000,000;

     (4) To approve Sam F. May Jr., CPA as the Company's independent certified public accountants for the fiscal year ended March 31, 1999; and

     (5) To transact such other and further business as may properly come before the meeting.

     The Board of Directors of the Company has fixed the close of business on February 3, 1999, as the record date for the determination of shareholders entitled to notice of, and to vote, at the Annual Meeting. As of the record date, there were 2,356,935 shares of the Company's Common Stock, par value $.001 per share (the "Common Stock"), issued and outstanding and entitled to vote at the Annual Meeting giving effect to the Company's 1-for-10 reverse stock split pursuant to the Company's Plan of Reorganization, as Amended, effective March 17, 1998.

     The presence, in person, or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote on the record date is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes will be counted towards a quorum. If a quorum is not present or represented at the Annual Meeting, the shareholders present at the Annual Meeting or represented by proxy have the power to adjourn the Annual Meeting from time to time, without notice other than an announcement at the Annual Meeting, until a quorum is present or represented. At any such adjournment of the Annual Meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the original Annual Meeting.

     The enclosed Proxy Statement contains information pertaining to the matters to be voted on at the Annual Meeting. A copy of the Company's Form 10-KSB for the fiscal year ended March 31, 1998, is available by contacting the Company, in writing, to: John Klecha, The Singing Machine Company, Inc., 3010 N.W. 25th Avenue, Pompano Beach, Florida 33069.

                                   By Order of the Board of
                                   Directors


                                   By:__________________________
                                      Edward Steele
                                      President and Chief
                                      Executive Officer

Pompano Beach, Florida
January 14, 1999




















THE MATTERS BEING VOTED ON AT THE ANNUAL MEETING ARE IMPORTANT TO THE
COMPANY. IN ORDER THAT YOUR VOTE IS COUNTED AT THE ANNUAL MEETING, PLEASE EXECUTE, DATE AND PROMPTLY MAIL THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON AT THE ANNUAL MEETING IF THE PROXY IS REVOKED IN THE MANNER SET FORTH IN THE PROXY STATEMENT.

                             PROXY STATEMENT

                   1998 Annual Meeting of Shareholders

                            GENERAL INFORMATION


     The accompanying proxy and this Proxy Statement are furnished in connection with the solicitation by the Board of Directors (the "Board" or "Board of Directors") of The Singing Machine Company, Inc., a Florida corporation (the "Company"), of proxies for use at the Company's 1998 Annual Meeting of Shareholders (the "Annual Meeting") to be held at the Marriot Hotel which is located at Crocker Center, 5150 Town Center Circle, Boca Raton, on March 18, 1999 at 10:00 a.m., local time, or at any adjournment thereof. This Proxy Statement and the related proxy are being mailed to shareholders of the Company on or about February 10, 1999.

     At the Annual Meeting, shareholders will vote on (a) the election of directors to serve until the next Annual Meeting of Shareholders and until their successors shall be elected and qualified; (b) the ratification of the issuance of stock options pursuant to The Singing Machine Company, Inc. Employee Stock Option Plan; (c) the amendment to the Company's Articles of Incorporation to increase the number of authorized shares of Common Stock from 10,000,000 to 75,000,000; (d) the approval of Sam F. May, Jr. and Company CPA as the Company's independent certified public accountants for the fiscal year ended March 31, 1999; and (e) the transaction of such other and further business as may properly come before the meeting. The Board does not know of any other matters which will be voted upon at the Annual Meeting.

     The shares held by each shareholder who executes and returns the proxy will be counted for purposes of determining the presence of a quorum at the Annual Meeting unless such proxy is timely revoked. If the proxy is executed and returned, it may, nevertheless, be revoked at any time before it is voted by written notice to the Secretary of the Company, by executing and returning a subsequent proxy or by a shareholder personally attending and voting his or her shares at the Annual Meeting.

     Each properly executed proxy received in time for the Annual Meeting will be voted as specified therein. If a shareholder does not specify otherwise, the shares represented by his or her proxy will be voted in accordance with the recommendations by the Board as follows: FOR the election of Edward Steele, John F. Klecha, Walter Haskamp, and Paul Wu to the Board of Directors of the Company; FOR the ratification of the issuance of stock options pursuant to The Singing Machine Company, Inc. Employee Stock Option Plan; FOR the amendment of the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock from 10,000,000 to 75,000,000; and FOR the approval of Sam F. May, Jr. and Company, CPA as the Company's independent certified public accountants for the year ended March 31, 1999.

     The election of the directors nominated requires the affirmative vote of a plurality of the shares of the Company's Common Stock voting at the Annual Meeting in person or by proxy. The ratification of the appointment of the Company's auditors and the approval of The Singing Machine Company, Inc. Employee Stock Option Plan will require the affirmative vote of a majority of the shares of the Company's Common Stock voting at the Annual Meeting in person or by proxy. The approval of the amendment to the Company's Articles of Incorporation will require the affirmative vote of a majority of the shares of Common Stock outstanding as of February 3, 1999. Abstentions will have the same effect as a vote against a proposal and broker non-votes will be disregarded.

     All shares represented by properly executed proxies, unless such proxies previously have been revoked, will be voted at the Annual Meeting in accordance with the directions on the proxies. IF NO DIRECTION IS INDICATED, THE SHARES WILL BE VOTED FOR EACH PROPOSAL. The enclosed proxy, even though executed and returned, may be revoked at any time prior to the voting of the proxy by one of the following methods: (a) execution and submission of a revised proxy; (b) written notice to the Secretary of the Company, or (c) voting in person at the Annual Meeting.

     Shareholders are encouraged to review the detailed discussion presented in this Proxy Statement and either return the completed and executed proxy or attend the Annual Meeting. All statement is the Proxy Statement except as otherwise indicated, give effect to a 1-for-10 reverse stock split of the Company's Common Stock, Warrants and Options, effective March 30, 1998, pursuant to the Plan of Reorganization, as Amended.

                     COMMON STOCK OWNERSHIP BY CERTAIN
                     BENEFICIAL OWNERS AND MANAGEMENT

     The following table shows information as to "beneficial ownership" of the Common Stock of the Company, as of February 3, 1999, by each person known by the Company to be the "beneficial owner" of more than five percent (5%) of such Common Stock, by each director and execute officer of the company and by all directors and executive officers of the Company as a group (3 persons). The determination of "beneficial ownership" of the Company's Common Stock are based upon responses to Company inquires which cited Rule 13d-3 under the Securities and Exchange Act of 1934, as amended (the "1934 Act"). Such Rule provides that shares shall be deemed to be beneficially owned where a person has, either solely or in conjunction with others, the power to vote or to direct the voting of shares and/or the power to dispose or to direct the disposition of shares; or where a person as the right to acquire any such power within 60 days after the date such "beneficial ownership" is determined
 . Except as disclosed in the notes to the table, each person has sole voting and investment powers with respect to the entire number of shares shown as beneficially owned by him or her.


                                              Shares
Name and Address                              Beneficially       Percent of
of Beneficial Owner                           Owned (1)(8)       Class

The Harry Fox Agency                          410,675            17.7%
711 Third Avenue, 8th Floor
New York, NY 10017



                                              Shares
Name and Address                              Beneficially       Percent of
of Beneficial Owner                           Owned (1)(8)       Class

Alan and Deanna Schor                         324,643            13.8%
840 East Walnut
Carson, CA 90746

Memcorp, Inc.                                 321,984            13.7%
7145 W. 20th Avenue
Hialeah, FL 33014

Magna International Corp.                     314,317            13.3%
484 Sunrise Highway
Rockville Center, NY 11570

FLX(HK) Ltd.                                  212,432             9.1%
Unit 19 5/F Vanta Ind. Centre
21-33 Tai Lin Pai Road
Kwaichung N.T. Kowloon
Hong Kong

Colony Electronics                            129,300(2)          5.6%
500 Hennessy Road
Causeway, Hong Kong

Gemco Pacific, Inc.                            25,667(3)          1.1%
500 Hennessy Road
Causeway, Hong Kong

Edward Steele (7)                              45,968(4)          2.0%
3101 NW. 25th Avenue
Pompano Beach, FL 33069

John Klecha                                    31,967             1.4%
3101 N.W. 25th Avenue
Pompano Beach, FL 33069

Ford Harvest Ltd.                              18,333(9)          *
500 Hennessy Road
Causeway, Hong Kong

Paul Wu                                         7,500(5)          *
985 Rexdale Boulevard
Rexdale, Ontario CA M9W 1R9

All Directors and Executive
 Officers as a Group (2 persons)               85,435(6)         3.6%
________________________


(1) As used herein, the term beneficial ownership with respect to a security is defined by Rule 13d-3 under the Securities Exchange Act of 1934 as consisting of sole or shared voting power (including the power to vote or direct the vote) and/or sole or shared investment power (including the power to dispose or direct the disposition of) with respect to the security through any contract, arrangement, understanding, relationship or otherwise, including a right to acquire such power(s) during the next 60 days. Unless otherwise noted, beneficial ownership consists of sole ownership, voting and investment rights.

(2) Mr. Wu is a director of Colony Electronics. Mr. Wu disclaims any beneficial ownership of the shares of Colony Electronics.

(3) Mr. Wu is a director of Gemco Pacific, Inc. ("Gemco"). Mr. Wu disclaims beneficial ownership of the shares owned by Gemco. All 25,667 of such shares have been pledged by Gemco to Magna International, Inc. ("Magna") to secure payment of an $816,574 promissory note of the Company to Magna.

(4) Includes immediately exercisable options to purchase 6,000 shares of Common Stock.

(5) Includes immediately exercisable options to purchase 7,500 shares of Common Stock.

(6) Includes immediately exercisable options to purchase 19,500 shares of Common Stock and immediately exercisable warrants to acquire 2,250 shares of Common Stock.

(7) Mr. Steele disclaims beneficial ownership of 6,500 shares owned by his wife.

(8) Presumes issuance of 2,068,576 shares of the Company's Common Stock to creditors of the Company pursuant to the Company's Plan of Reorganization, As Amended, and approved by the Bankruptcy Court on March 17, 1998.

(9) Mr. Wu is a director of Ford Harvest, Ltd. Mr. Wu disclaims beneficial ownership of the shares owned by Ford Harvest Ltd.
______________________


Compliance with Section 16(a) of the Exchange Act

     Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's officers and directors and persons who own more than ten percent (10%) of registered class of the Company's equity securities (collectively the "Reporting Persons") to file reports and changes in ownership of such securities with the amendments thereto furnished to the Company pursuant to Rule 16a-3(e), promulgated under the Exchange Act, during the Company's fiscal year ended March 31, 1998, and (ii) Forms 5 and any amendments thereto and/or written representations furnished to the Company by any Reporting Persons stating that such person was not required to file a Form 5 during the Company's fiscal year ended March 31, 1998, it has been determined that the following Reporting Persons were delinquent with respect to such person's reporting obligations set forth in Section 16(a) of the Exchange Act by failing to file Form 3 in a timely manner on the following dates: Memcorp, Inc. (December 18, 1998) and Magna International Corp. (December 18, 1998) have informed the Company that all required Section 16(a) filings will be made on or before the date of the Annual Meeting.

                               PROPOSAL 1

                          ELECTION OF DIRECTORS
                   AND INFORMATION REGARDING DIRECTORS

     The Board of Directors is presently comprised of four (4) individuals, Edward Steele, John F. Klecha, Walter Haskamp and Paul Wu. The same four (4) individuals have been nominated to serve as Directors for the ensuing year and until their successor shall have been duly elected and qualified. The person named in the accompanying proxy has advised management that unless authority is withheld in the proxy, they intend to vote FOR the election of the individuals listed in the table below. Management does not contemplate that any of the nominees named in the following table will be unable, or will decline, to serve; however, if any of the nominees are unable to serve or decline to serve, the person named in the accompanying proxy may vote for another person, or persons, in his discretion. The following table sets forth certain information with respect to each nominee for election to the Board of Directors. A summary of the background and experience of each nominee is set forth in the paragraphs following the table.

Name             Age        Position

Edward Steele     69        Chief Executive Officer,
                            President and Director

John F. Klecha     48       Chief Financial Officer,
                            Secretary, Treasurer
                            and Director

Walter Haskamp     63       Director

Paul Wu            68        Director


     Edward Steele joined the Company in 1988 and has served as the Chief Executive Officer, President, and as a director of the Company since September 1991. From October 1988 to September 1991, Mr. Steele was responsible for the development of the Company's electronic hardware products in the Far East and was the Company's sales director. Prior to joining the Company, Mr. Steele served in executive capacities at a number of companies in the toy and electronics fields, including as Managing Director in charge of worldwide sales of Concept 2000, a manufacturer of consumer electronics, from 1971 to 1978; as President of Wicely Corp., a distributor of electronic toys and consumer electronics from 1978 to 1983; and as President of Justin Products Corp., an electronic toy manufacturer from 1983 to 1988.

     John Klecha has been the Chief Financial Officer, Secretary, Treasurer and a Director of the Company since October 10, 1997. Mr. Klecha is in charge of all financial and administrative operations of the Company, including the Company's daily operations, shipping and inventory. Mr. Klecha manages the Company's staff and is in control of the Company's billing and order entry and accounting. Prior to joining the Company, Mr. Klecha managed all financial and administrative functions for a toy design, manufacturing, and a distribution company encompassing 26 employees and revenues of $20 million. Mr. Klecha is a former Certified Public Accountant with more than 25 years of financial and management experience.

     Walter H. Haskamp was appointed to the Board of Directors effective July 15, 1998. Since 1995, Mr. Haskamp has been a managing director of Knorr-Bremse AG based in Hong Kong, which is an international group producing brake systems for railway rolling stock and commercial vehicles. From 1986 to 1994, Mr. Haskamp served as managing director for DEG-German Investment and Development Company ("DEG"") based in Thailand. Additionally, Mr. Haskamp represented DEG on the Board of Directors of several joint venture companies as well as serving as a consultant to the Board of Investment and the Ministry of Industry of Thailand as assigned by DEG/BMZ, the German ministry for economic cooperation. Prior to 1986, Mr. Haskamp had served for more than 30 years as a managing director/general manager of various manufacturing companies in the Far East.

     Paul Wu has been a director of the Company since September 1991 and was the Chairman of the Board of Directors from September 1991 to February 1995. Mr. Wu is a private investor and has been engaged in the electronics business in the Far East and the United States. Since 1979, Mr. Wu has been the chairman of the Board and a principal stockholder of FLX(HK) Ltd., a Hong Kong corporation ("FLX"), which manufactures consumer electronics. Mr. Wu has also been the Chairman and a principal stockholder of The SMC Singing Machine Co., Ltd., a Hong Kong corporation ("LTD"), since 1991, which is a trading company for consumer electronics. Mr. Wu is also a director of Gemco Pacific, Inc., a principal stockholder of the Company.

     The Company's Board of Directors has the following committees:

     (a) The Audit Committee is comprised of Messr. Walter Haskamp. This committee was established to oversee the auditing procedures of the Company, to receive and accept the reports of the Company's independent certified public accountants, to oversee the Company's internal systems of accounting and management controls and to make recommendations to the full Board of Directors as to the selection and appointment of auditors for the Company.

     (b) The Compensation Committee is comprised of Messrs. Walter Haskamp, Edward Steele and John Klecha. This committee reviews and recommends to the Board of Directors the appropriate compensation of directors and executive officers of the Company.

The Board of Directors held 2 meetings during fiscal 1998.


                         EXECUTIVE COMPENSATION

Directors Compensation

     The Company currently reimburses each director for expenses incurred in connection with this attendance at each meeting of the Board of Directors or a committee on which he serves. In addition, non-employee directors are entitled to be paid a fee of $750 for each board or committee meeting attended and are entitled to receive 2,500 common stock options per year.

Executive Compensation

     The following table sets forth certain summary information with respect to the compensation paid to the Company's executive officers whose total annual salary and bonus exceed $100,000 for the fiscal year ended March 31, for services rendered in all capacities to the Company.

                           SUMMARY COMPENSATION TABLE

                                   Annual Compensation                                Long Term Compensation
                                                                                   Awards                 Payments
                                                                          Restricted   Securities
Name of Individual                                       Other Annual     Stock        Underlying/    LTIP      All Other
and Principal Position     Year     Salary     Bonus     Compensation     Award(s)     Options/SARs   Payouts   Compensation

Edward Steele              1998     $166,500   $3,180    $7,200           -0-          -0-            -0-       -0-
  President

John Klecha                1998     $ 43,654   $1,442   $2,100            -0-          -0-            -0-       -0-
 Chief Financial Officer



Employment Agreements

The Company executed an employment agreement with Mr. Steele which commenced as of March 1, 1998, for a period of three years. Pursuant to Mr. Steele's employment agreement, he is entitled to receive base compensation of $180,000 per year, which amount automatically increases during the second and third fiscal years by the greater of 5% or the annual increase in the Consumer Price Index. The agreement also provides for bonuses based on a percentage of a bonus pool tied to the annual pre-tax net income (as defined in the agreement) of the Company. No such bonuses were paid for the 1998 or 1997 fiscal years. Mr. Steele would receive 50% of the bonus pool. In the event of a termination of his employment following a change-in-control, Mr. Steele would be entitled to a lump sum payment of 300% of the amount of his total compensation in the twelve months preceding such termination. During the term of his employment agreement and for a period of one year after his termination for cause or his voluntary termination of his employment agreement, Mr. Steele could not directly or indirectly compete with the Company in the karaoke industry in the United States.

The Company executed an employment agreement with Mr. Klecha which commenced as of March 1, 1998, for period of two years with an automatic term extension for one additional year unless terminated by the Company or the employee. Pursuant to Mr. Klecha's employment agreement, he is entitled to receive base compensation of $92,000 per year, which amount automatically increases during the second and third fiscal years by the greater of 5% or the annual increase in the Consumer Price Index. The agreement also provides for bonuses based on a percentage of a bonus pool tied to the annual pre-tax net income (as defined in the agreement) of the Company.
No such bonuses were paid for the 1998 or 1997 fiscal years. Mr. Klecha would receive 25% of the bonus pool. In the event of a termination of his employment following a change-in-compensation in the twelve months preceding such termination, Mr. Klecha would be entitled to a lump sum payment of 100% of the amount of his total compensation in the twelve months preceding such termination. During the term of his employment agreement and for a period of one year after his termination for cause or his voluntary termination of his employment agreement, Mr. Klecha could not directly or indirectly compete with the Company in the karaoke industry in the United States.

            OPTION GRANTS IN FISCAL YEAR ENDED MARCH 31, 1998

     The following table sets forth information concerning options granted during the year ended March 31, 1998, pursuant to the Company's stock option plans. No stock appreciation rights ("SARs") were granted.

                                                 Percent of
                            Number of            Total Options
                            Shares               Granted to
                            Underlying           Employees in      Exercise Price
Name of Individual          Options Granted      Fiscal Year       Per Share        Expiration Date

Edward Steele               350,000              70.1%             $ .43            12/9/05

John Klecha                 100,000              20.0%             $ .43            12/9/05


     The following table sets forth information as to options held by the executive officers named in the Summary Compensation Table


                                                                     Number of
                                                                     Securities          Value of
                                                                     Underlying          Unexercised
                                                                     Unexercised         In-the-Money
                                                                     Options at          at Fiscal
                                                                     Fiscal Year End     Year End
                            Shares                                       -                    -
                            Acquired               Value             Exercisable/        Exercisable/
Name of Individual          Upon Exercise          Realized          Unexercisable       Unexercisable

Edward Steele               N/A                    N/A               N/A                 N/A

John Klecha                 N/A                    N/A               N/A                 N/A


              CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company has an agreement with FLX (A china manufacturer of consumer electronics products) to produce electronic recording equipment based on the Company's specifications. Paul Wu, a director of the Company, is Chairman of the Board and a principal stockholder of FLX. During the fiscal years ended March 31, 1997, and 1998, the Company purchased approximately $1.9 million and $1.2 million respectively, in equipment from FLX.

The Company believes that all of the foregoing transactions with FLX and LTD have been on terms no less favorable to the Company that could have been obtained from unaffiliated third parties in arms-length transactions under similar circumstances.

The Company entered into an agreement with EPK Financial Corporation ("EPK") whereby EPK will open letters of credit with the Company's factories to import inventory for distribution to the Company's customers. This allows the Company to purchase domestic hardware inventory for distribution to customers in less than container load quantities and provides the flexibility to customers of not opening an L/C in favor of the Company. The selling price to these customers is higher to cover the Company's costs of financing costs to EPK, ocean freight, duty, inland freight, and handling.

The Company pays EPK a flat fee per transaction, which is negotiated for each shipment. There has been no maximum of total shipments established under this agreement. Berkshire Financial, the Company's factor, has entered into this agreement as a third party agreeing to purchase all accounts receivable invoiced under these transactions. The transactions financed by EPK are supported by personal guarantees of Edward Steele, the Company's Chief Executive Officer, and John Klecha, the Company's Chief Financial Officer.
The agreement is in effect until July 1, 1999, unless terminated by either party upon 30 days' written notice.

Edward Steele, the Company's Chief Executive Officer, has a promissory note outstanding to the Company of $25,489 as of March 31, 1998. The original note for $30,650 granted on March 31, 1995 has been extended until March 31, 1999 with a rate of 9% per annum on the unpaid balance.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS. PROXIES RECEIVED BY THE BOARD OF DIRECTORS WILL BE VOTED FOR THE PROPOSAL UNLESS SHAREHOLDERS SPECIFY A CONTRARY CHOICE IN THEIR PROXY.

                             PROPOSAL 2

           TO RATIFY THE ISSUANCE OF STOCK OPTIONS PURSUANT
                TO THE SINGING MACHINE COMPANY, INC.'S
                      EMPLOYEE STOCK OPTION PLAN

     On December 9, 1998, the Board of Directors of the Company adopted the Amendment to The Singing Machine Company, Inc.'s Employee Stock Option (the "Plan") subject to shareholder approval. Under the Plan, the Board of Directors in its discretion may grant stock options to purchase common stock of the Company to officer and employees, including directors who are employees of the Company. Prior to the Company's bankruptcy reorganization, the Plan reserved 400,000 shares of Common Stock for the grant of options. After the Company's reorganization, taking into consideration the post-bankruptcy reverse split, there remains 28,000 outstanding options. The Resolution states:

     "Resolved, subject to the approval of shareholders of the Company, the Board of Directors hereby approves the Amendment to The Singing Machine Company, Inc. Employee Stock Option Plan to reserve an aggregate of 600,000 shares of Common Stock in conjunction with the issuance of options."

     The purpose of the Plan is to (i) encourage stock ownership by directors, key employees, consultants and advisors; (ii) to create an environment in the Company that spawns a greater personal interest in the success of the Company's business; and (iii) to provide incentives to the Company's directors, personnel, consultants and advisors to continue to advance and contribute to the Company.

     In conjunction with this offering, 350,000 incentive option shares are granted to Edward Steele and 149,000 incentive option shares to other key employees within the Company. Any incentive option shares granted under the Plan must provide for an exercise price of not less than 100% of the fair market value of the underlying shares on the date of such grant, provided, however, that the exercise price of any incentive option granted to an eligible employee owning more than 10% of the outstanding Common Stock of the Company must not be less than 110% of such fair market value as determined on the date of the grant as covered under Section 422(a) of the Internal Revenue Code of 1986.

THE BOARD OF DIRECTORS RECOMMEND A VOTE "FOR" ADOPTION OF THE AMENDMENT TO THE SINGING MACHINE COMPANY, INC. EMPLOYEE STOCK OPTION PLAN. PROXIES RECEIVED BY THE BOARD OF DIRECTORS WILL BE VOTED FOR THE PROPOSAL UNLESS SHAREHOLDERS SPECIFY A CONTRARY CHOICE IN THEIR PROXY.

                                PROPOSAL 3

             PROPOSED AMENDMENT TO THE ARTICLES OF INCORPORATION
                      OF THE SINGING MACHINE COMPANY, INC.

     On April 16, 1998, the Board of Directors adopted a resolution, subject to shareholder approval, authorizing an amendment to the Company's Articles of Incorporation to increase the number of authorized shares of $.01 par value Common Stock from 10,000,000 to 75,000,000. The resolution, in its entirety, states:

     "RESOLVED, subject to the approval of the shareholders of the Corporation, the Board of Directors hereby approves the amendment to the Articles of Incorporation of the Corporation to increase the authorized number of share of common stock the Corporation is authorized to issue from 10,000,000 to 75,000,000."

     Giving effect to the 1-for-10 reverse split of the Company's Common Stock on March 26, 1998, as of December 31, 1998, there were issued and outstanding 2,356,935 shares of the Company's $.01 par value Common Stock. If the increase in authorized shares is approved, there will be approximately 72,643,065 shares of Common Stock authorized but unissued shares available for future utilization. The Company currently plans to reserve for issuance the following shares if the increase in authorized shares is approved: The Board of Directors believes that the recommended increase in the number of authorized shares will give it the flexibility to timely meet the equity capital requirements of the Company's business in the future. Once authorized in the Articles of Incorporation, shares of Common Stock may be issued by the Board of Directors, in most cases, without further authorization from the shareholders.

     The newly authorized shares of Common Stock will have voting and other rights identical to those of the currently authorized shares of Common Stock. Holders of the Company's Common Stock have no preemptive rights with respect to the issuance of additional shares of Common Stock.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ADOPTION OF THE PROPOSED AMENDMENT TO THE ARTICLES OF INCORPORATION. PROXIES RECEIVED BY THE BOARD OF DIRECTORS WILL BE VOTED FOR THE PROPOSAL UNLESS SHAREHOLDERS SPECIFY A CONTRARY CHOICE IN THEIR PROXY.

                               PROPOSAL 4

                   PROPOSAL TO RATIFY THE APPOINTMENT OF
            SAM F. MAY, JR. AND COMPANY, INDEPENDENT CERTIFIED
               PUBLIC ACCOUNTANTS, AS THE COMPANY'S AUDITORS

     The Board of Directors of the Company has selected Sam F. May, Jr. and Company, independent certified public accountants, as independent auditors for the Company for the fiscal year ended March 31, 1999 and determined that it would be desirable to request that the Company's shareholders ratify such selection. One or more representatives of Sam F. May, Jr. and Company are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions from shareholders.

     Although the Board of Directors of the Company is submitting the appointment of Sam F. May, Jr. and Company for shareholder ratification it reserves the right to change the selection of Sam F. May, Jr. and Company as auditors, at any time during the fiscal year, if it deems such change to be in the best interest of the Company, even after shareholder ratification.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF THE RATIFICATION OF SAM F. MAY, JR. AND COMPANY AS INDEPENDENT AUDITORS FOR THE COMPANY FOR THE FISCAL YEAR ENDING MARCH 31, 1999. PROXIES RECEIVED BY THE BOARD OF DIRECTORS WILL BE VOTED FOR THE PROPOSAL UNLESS SHAREHOLDERS SPECIFY A CONTRARY CHOICE IN THEIR PROXY.

                                OTHER MATTERS

     Management is not aware of any other matters to be presented for action at the Meeting. However, if any other matter is properly presented, it is the intention of the persons named in the enclosed form of proxy to vote in accordance with their best judgment on such matter.

                             COST OF SOLICITATION

     The Company will bear the costs of the solicitation of proxies from its shareholders. In addition to the use of the mail, proxies may be solicited by directors, officers and regular employees of the Company in person or by telephone or other means of communication. The directors, officers and employees of the Company will not be compensated additionally for the solicitation by may be reimbursed for out-of-pocket expenses in connection with the solicitation. Arrangements are also being made with brokerage houses and any other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of the Company, and the Company will reimburse the brokers, custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses.

                            SHAREHOLDER PROPOSALS

     A shareholder intending to present a proposal to be included in the Company's proxy statement for the Company's 1999 Annual Meeting of Shareholders must deliver such proposal in writing to the Company's executive offices no later than March 8, 1999.

     In addition, the proxy solicited by the Board of Directors for the 1999 Annual Meeting of Shareholders will confer discretionary authority to vote on any shareholder proposal presented at that meeting, unless the Company is provided with notice of such proposal no later than March 8, 1999.

                              BY ORDER OF THE BOARD OF DIRECTORS


                              __________________________________
                              Edward Steele, President
January 14, 1999

                    THE SINGING MACHINE COMPANY, INC.

                                 PROXY


     The undersigned hereby constitutes and appoints John Klecha as Proxy, with power of substitution, to represent the undersigned at the Annual Meeting of Shareholders of The Singing Machine Company, Inc. (the "Company"), to be held on March 18, 1999, and at any adjournments thereof, and to vote in accordance with the instructions below all shares of Common Stock of the Company which the undersigned is entitled to vote.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS CONSENT WILL BE VOTED "FOR" PROPOSAL 1, PROPOSAL 2, PROPOSAL 3 AND PROPOSAL 4.

1. The election of Edward Steele, John F. Klecha, Walter Haskamp, and Paul Wu to the Board of Directors of the Company

     _____ FOR all nominees listed above as a group (except as marked to the contrary below)

     _____ WITHHOLD AUTHORITY to vote for all nominees listed above as a group

(INSTRUCTION: to withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

------------------------------------------------------------------------------

2. The ratification of the issuance of stock options pursuant to The Singing Machine Company, Inc. Employee Stock Option Plan

     _____FOR______ AGAINST______ ABSTAIN

3. The amendment of the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock from 10,000,000 to 75,000,000

     _____FOR______ AGAINST______ ABSTAIN

4. The approval of Sam F. May, Jr. and Company, CPA as the Company's independent certified public accountants for the year ended March 31, 1999

     _____FOR______ AGAINST______ ABSTAIN


Dated: ___________, 1999           ____________________________
                                   Signature
                                   ____________________________
                                   (Printed name)

                                   ____________________________
                                   Signature if held jointly

                                   ____________________________
                                   (Printed name)


PLEASE SIGN AND DATE AND RETURN IN THE ENCLOSED ENVELOPE.  NO POSTAGE
NECESSARY.